Fees Summary	Aug. 14, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 28,909.98
Total Fee Amount	28,909.97
Total Transaction Valuation	188,830,644.96
Total Offset Amount	0.00
Net Fee	$ 0.00